UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2018

Commission File Number: 001-36428

ADM Endeavors, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	46-2093679
(State of incorporation)	(IRS Employer ID Number)

2021 N. 3rd Street

Bismarck, ND 58501

(Address of principal executive offices)

(701) 226-9057

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 19, 2018 the Company entered into an Agreement for Share Exchange (the “Agreement for Share Exchange”) with we acquired Just Right Products, Inc. (“JRP”), a Texas corporation. Pursuant to the Agreement for Share Exchange, the Company acquired 100% of the capital stock of JRP from its sole shareholder, from Marc Johnson (“Johnson”) in exchange for the issuance of 2,000,000 shares of restricted Series A preferred stock (the “Acquisition Shares”). Each share of the Series A preferred stock is convertible into ten (10) shares of common stock and each share has one hundred (100) votes on a fully diluted basis. The Acquisition Shares, after issuance, constitutes a change of control as Johnson, the receiver of the Acquisition Shares controls approximately 60.8% of the outstanding votes.

The foregoing information is a summary of the Agreement for Share Exchange described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement for Share Exchange, which is attached as Exhibit 10.1 to this Current Report on Form 8-K. Readers should review the Agreement for Share Exchange for a complete understanding of the terms and conditions of the transaction described above.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 19, 2018, the Company closed the Agreement for Share Exchange as described in Item 1.01 above.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 19, 2018, the Company issued the Acquisition Shares to Johnson pursuant to the Agreement for Share Exchange as described in Item 1.01 above.

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

ADM Endeavors, Inc. (the “Company”) has dismissed Soles, Heyn & Company, LLP (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of April 19, 2018. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

Item 4.01(a) Previous Independent Accountants

(i) On April 19, 2018, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm on the Company’s financial statements as of and for the years ended December 31, 2017 and 2016, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii) The report of the Former Accounting Firm on the Company’s financial statements as of and for the years ended December 31, 2017 and 2016, contained an explanatory paragraph, which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses since inception and uncertain conditions exist which the Company faces relative to its obtaining capital in the equity markets.

(iv) The Company’s Board made the decision to change independent accountants, acting under authority delegated to it, and approved the change of the independent accountants at a meeting on April 19, 2018.

(v) During the fiscal years ending December 31, 2017 and 2016, and during the interim period through April 19, 2018, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.01(b) New Independent Accountants

On April 20, 2018, the Company engaged LBB & Associates Ltd., LLP (the “New Accounting Firm”) as our independent registered public accounting for the year ended December 31, 2018. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on April 20, 2018.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to April 20, 2018 (the date of the New Accounting Firm’s appointment regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 5.01 CHANGE IN CONTROL OF REGISTERANT

Reference is made to the disclosure set forth under Item 1.01, 2.01, and 3.02 of this Current Report on Form 8-K, which disclosure is incorporated into this Items 1.01, 2.01, and 5.01 by reference. In connection with our acquisition of JRP, and the corresponding issuance of the Acquisition shares to Johnson, our Director and Chief Operating Officer, as of the date of this Current Report, Mr. Johnson controls approximately 60.8% of the outstanding votes of the Company.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As part of the above-referenced Agreement, with the consent of the majority of the shareholders, Marc Johnson was appointed as Director of the Board of Directors and Chief Operating Officer.

Marc Johnson has been in the promotional products industry for over 35 years. In 2010, Mr. Johnson bought out his financial backer and started Just Right Products, Inc., growing the company and its customer base since then. Mr. Johnson has provided key leadership increasing annual sales by 10% to 30% each year. Mr. Johnson has a Business Administration degree from Texas Christian University, 1993.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired.

The financial statements of JRP will be filed as an amendment to this Current Report on Form 8-K no later than 71 days from the due date of this Current Report on Form 8-K.

(b)	Pro forma financial information.

The pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days from the due date of this Current Report on Form 8-K.

(d)	Exhibits.

10.1	Agreement for Share Exchange between ADM Endeavors, Inc. and Just Right Products, Inc.
16.1	Letter from Soles, Heyn & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Endeavors, Inc.

Date: April 25, 2018	By:	/s/ Ardell Mees
Ardell Mees
Chief Executive Officer